UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2003

                         LIQUIDGOLF HOLDING CORPORATION

          (formerly known as NOMADIC COLLABORATION INTERNATIONAL, INC.)
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             (Exact name of registrant as specified in its charter)

             Nevada                   000-27131              88-0381258
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  (State or other jurisdiction       (Commission         (I.R.S. Employer
        of incorporation)            File Number)       Identification No.)

               1017 W. Orange Blossom Trial, Apopka, Florida 32712
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (407) 889-7577

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Item 7. Financial Statements and Exhibits

      (c)   99.1  Copy of Press Release filed by the Company in regards to the executed Letter of Intent, dated August 12, 2003.

Item 9. Regulation FD Disclosures

      In a press release on August 13, 2003, LiquidGolf Holding Corporation (OTCBB: LQDG.ob) announced the execution of a non-binding Letter of Intent to acquire Best Value Golf Inc., the parent company of golfgods.com. The closing of this transaction is dependent upon a number of conditions, including, but not limited to, satisfactory results of LiquidGolf's due diligence investigation.

      Furnished, as Exhibit 99.1 to this Current Report, is a copy of the Press Release filed by the Company in regards to the non-binding Letter of Intent.


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                                 SIGNATURE PAGE

      Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

                                                  LIQUIDGOLF HOLDING CORPORATION

Dated: August 26, 2003                            By: /s/ Dwain Brannon
                                                      --------------------------
                                                      Dwain Brannon
                                                      Chief Executive Officer


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                                 EXHIBIT INDEX


Exhibit No.                         Description
----------- ------------------------------------------------------------
   99.1 Copy of Press Release filed by the Company in regards to the executed Letter of Intent, dated August 13, 2003.


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